EXHIBIT 99.2

First Quarter 2019 Financial Results May 7, 2019

Welcome and Participants • Vyomesh Joshi President and Chief Executive Officer ⦁ John McMullen Executive Vice President and Chief Financial Officer • Andy Johnson Executive Vice President, Chief Legal Officer and Secretary ⦁ Stacey Witten Vice President, Finance, Investor Relations and Financial Planning & Analysis To participate via phone, please dial: In the US: 1 - 877 - 407 - 8291 Outside the US: 1 - 201 - 689 - 8345 2

Forward Looking Statements This presentation contains certain statements that are not statements of historical or current facts are forward - looking stateme nts within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements include statements concerning plans, objectives, goals, strategies, expectations , intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. I n s ome cases, you can identify forward - looking statements by terms such as “believes,” “beliefs,” ''may,'' ''will,'' ''should,'' expects,'' ''intends,'' ''plans,'' ''anticipates,'' ''est ima tes,'' ''predicts,'' ''projects,'' ''potential,'' ''continue,'' and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward - looking statements of thi s nature. All such forward - looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on t his message including those set forth below. Forward - looking statements are based upon management’s beliefs, assumptions and current expectations concerning future events an d trends, using information currently available, and are necessarily subject to uncertainties, many of which are outside our control. In addition, we undertake no obligation to u pda te or revise any forward - looking statements made by us or on our behalf, whether as a result of future developments, subsequent events or circumstances, or otherwise, or to reflect the o ccu rrence or likelihood of unanticipated events, and we disclaim any such obligation. Forward - looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, deve lop ments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied b y t hese forward - looking statements. Although we believe that the expectations reflected in the forward - looking statements are reasonable, forward - looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or resul ts will be achieved. 3D System’s actual results could differ materially from those stated or implied in forward - looking statements. Past performance is not necessarily indicative of future results. We do not undertake any obligation to and do not intend to update any forward - looking statements whether as a result of future developments, subsequent events or circumstances o r otherwise. Further, we encourage you to review “Risk Factors” in Part 1 of our Annual Report on Form 10 - K and Part II of our quarterly repo rts on Form 10 - Q filed with the SEC as well as other information about us in our filings with the SEC. These are available at www.SEC.gov. 3

Vyomesh Joshi (VJ) President & Chief Executive Officer

First Quarter Summary 5 • GAAP revenue in the first quarter of $152.0 million decreased 8% year over year. Excluding a large enterprise customer’s orders from both periods, total revenue decreased 5% • Revenue in the first quarter was negatively impacted by approximately $8 million as a result of the timing of shipments of metals printers • Printer unit sales increased 90%, mainly driven by Figure 4, SLA, and DMP sales • GAAP gross profit margin of 43.2% was negatively impacted by under absorption of overhead as a result of the lower revenue and production in the first quarter as well as by mix of sales • We reduced operating expenses both year over year and sequentially to $87.0 million on a GAAP basis and $72.9 million on a non - GAAP basis • For the first quarter of 2019, we reported a non - GAAP loss of $0.09 per share and a GAAP loss of $0.22 per share

John McMullen Executive Vice President & Chief Financial Officer

GAAP Operating Results 7 First Quarter (in millions, except per share amounts) 2019 2018 Y/Y Better/(Worse) Revenue $ 152.0 $ 165.9 (8)% Gross Profit 65.7 77.9 (16)% Gross Profit Margin 43.2% 46.9% (370) bps SG&A 65.1 69.5 6% R&D 21.9 25.9 15% Operating Expenses 87.0 95.3 9% % of Revenue 57.2% 57.5 % Operating Loss (21.3) (17.5) (22)% % of Revenue 14.0% 10.5 % Net Loss per 3D Systems $ (24.4) $ (21.0) (16)% % of Revenue 16.1% 12.7 % Loss Per Share $ (0.22) $ (0.19) (16)%

Non - GAAP Financial Measures 8 We use non - GAAP measures to supplement our financial statements presented on a GAAP basis because management believes non - GAAP financial measures are useful to investors in evaluating our operating performance and to facilitate a better understanding of the impact that strategic acquisitions, non - recurring charges and certain non - cash expenses had on our financial results. See appendix for reconciliation of non - GAAP items. First Quarter (in millions, except per share amounts) 2019 2018 Y/Y Better/(Worse) Non - GAAP R&D Expense $ 21.9 $ 25.9 15% Non - GAAP SG&A Expense 51.0 53.6 5% Non - GAAP Operating Expenses $ 72.9 $ 79.5 8% Non - GAAP Net income (loss) attributable to 3D Systems Corporation $ (10.1) $ (3.4) (197)% Non - GAAP Net income (loss) per share available to 3D Systems Corporation common stockholders - basic and diluted $ (0.09) $ (0.03) (200)% * Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

Revenue Drivers 9 5% 29% 3% 12% 8% 90%

Gross Profit and Margin • GAAP GPM was 43.2% and non - GAAP GPM was 44.2% in Q1 2019 • Lower gross profit margin in Q1 2019 was driven by under absorption of supply chain overhead related to lower revenue and production during the quarter , as well as the impact of mix of sales • We continue to drive supply chain optimization, manufacturing efficiencies and process improvements 10 See appendix for a reconciliation of non - GAAP operating expenses. – For the periods presented above, GAAP and non - GAAP GPM were within 10 basis points; therefore, the lines overlap.

Operating Expenses 11 • GAAP operating expenses decreased 9% and non - GAAP operating expenses decreased 8% compared to the first quarter of the prior year • We plan to accelerate cost reductions this year and drive profitability • R&D is focused on materials and software development in 2019 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 See appendix for a reconciliation of non - GAAP operating expenses.

Balance Sheet and Cash 12 • We used $15.2 million of cash in operations and $9.0 million in CapEx in the first quarter • We ended the quarter with $157.3 million of cash on hand • We are investing in areas critical to long term growth while in parallel reducing costs in multiple areas and plan to drive inventory lower through the end of the year • We expect cash use and generation will fluctuate from period to period, but plan to generate organic free cash flow in 2019

Vyomesh Joshi (VJ) President & Chief Executive Officer

Summary 14 • We are focused on improving our cost structure and continuing to refine the organization and operations to drive profitable growth • We have taken actions to accelerate previously planned cost reductions and will be taking additional steps over the coming quarters to reduce total 2019 expenses by $10 million to $15 million on top of our original plans for this year • We are exiting the entertainment business, effective Q1 2019 • We are migrating to two primary businesses within the company: ◦ Plastics and metals hardware and materials and on demand solutions ◦ Software and healthcare workflow solutions

Outlook 15 • We expect to ramp sales of new platforms and drive unit growth • We expect materials growth to improve in the second half of 2019, and plan to launch additional materials for plastics this year • Launched online portal for on demand services, which helps standardize and automate export related processes, which we believe will help return to growth in on demand solutions • With the combination of software and healthcare, we believe we can further expand workflow solutions opportunities • With the breadth and strength of our portfolio, we continue to have significant market opportunities and remain committed to executing on our strategy and driving long term profitable growth

Q&A Session In the USA: 1 - 877 - 407 - 8291 Outside the USA: 1 - 201 - 689 - 8345

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Appendix

GAAP Revenue Summary by Category 19 (in millions) Q1 2019 Q4 2018 Q1 2018 Sequential Better/(Worse) Y/Y Better/(Worse) Printers $ 28.0 $ 40.7 $ 39.3 (31)% (29)% Software Products 10.0 15.2 11.7 (34)% (15)% Other Products 12.9 15.3 11.6 (16)% 11% Total Products 50.9 71.1 62.6 (28)% (19)% Total Materials 41.4 42.0 42.8 (1)% (3)% On Demand Manufacturing 22.6 27.7 25.6 (19)% (12)% Software Services 10.8 11.6 10.9 (7)% (1)% Other Services 26.3 28.4 23.9 (7)% 10% Total Services 59.6 67.7 60.4 (12)% (1)% Total Revenue $ 152.0 $ 180.7 $ 165.9 (16)% (8)% Software $ 20.8 $ 26.7 $ 22.5 (22)% (8)% Healthcare $ 50.0 $ 58.4 $ 52.7 (14)% (5)% * Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

Non - GAAP Reconciliation - EPS 20 First Quarter Non - GAAP Earnings (Loss) per Share Quarter Ended March 31, (in millions, except per share amounts) 2019 2018 GAAP Net loss attributable to 3D Systems Corporation $ (24.4) $ (21.0) Adjustments: Amortization, stock - based compensation & other 1 12.2 15.2 Legal, acquisition and divestiture related 2 0.4 0.5 Cost optimization plan, including severance costs 3 1.7 0.5 Impairment of cost - method investments 4 — 1.4 Non - GAAP net income attributable to 3D Systems Corporation $ (10.1) $ (3.4) Non - GAAP net income per share available to 3D Systems common stock holders - basic and diluted 5 $ (0.09) $ (0.03) 1 For the quarter ended March 31, 2019, the adjustment included $0.1 in COGS and $12.1 in SG&A. For the quarter ended March 31, 20 18, the adjustment included $0.1 in COGS and $15.1 in SG&A. 2 For the quarter ended March 31, 2019, the adjustment included $(1.8) in Revenues $1.9 in COGS and $0.7 in SG&A and $(0.5) in other income (expense). For the quarter ended March 31, 2018, the adjustment included $0.5 in SG&A. 3 For the quarter ended March 31, 2019, the adjustment included $0.4 in COGS, $1.2 in SG&A. For the quarter ended March 31, 201 8, the adjustment included $0.2 in COGS and $0.3 in SG&A. 4 For the quarter ended March 31, 2018, the adjustment included $1.4 in interest and other income (expense), net. No impairment w as recorded in 2019. 5 Denominator based on weighted average shares used in the GAAP EPS calculation. * Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

Non - GAAP Reconciliation - Revenue 21 2019 Non - GAAP Revenue Quarter Ended March 31, (in millions) 2019 GAAP Revenue $ 152.0 Adjustments: Legal, acquisition and divestiture related (1.8) Non - GAAP Revenue $ 150.2 * Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

Non - GAAP Reconciliation - GP and GPM 22 2019 Non - GAAP Gross Profit & Margin Quarter Ended March 31, (in millions) 2019 GAAP Gross Profit $ 65.7 GAAP Gross Profit Margin 43.2 % Adjustments: Amortization, stock - based compensation & other 0.1 Legal, acquisition and divestiture related 0.1 Cost optimization plan, including severance costs 0.4 Non - GAAP Gross Profit $ 66.4 Non - GAAP Gross Profit Margin 44.2% * Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

Non - GAAP Reconciliation - Operating Expense 23 2019 Non - GAAP Operating Expenses Quarter Ended March 31, (in millions) 2019 GAAP R&D Expenses $ 21.9 GAAP SG&A Expenses 65.1 GAAP Operating Expenses 87.0 Non - GAAP R&D Expenses 21.9 Adjustments to SG&A Expenses: Amortization, stock - based compensation & other 12.1 Legal, acquisition and divestiture related 0.7 Cost optimization plan, including severance costs 1.2 Total Adjustments to SG&A Expenses 14.1 Non - GAAP SG&A Expenses 51.0 Non - GAAP Operating Expenses $ 72.9 * Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

Non - GAAP Reconciliation - GP and GPM 24 Full Year 2018 Non - GAAP Gross Profit & Margin 2018 Quarter Ended Year Ended (in millions) March 31 June 30 September 30 December 31 December 31 GAAP Gross Profit $ 77.9 $ 86.2 $ 77.8 $ 82.6 $ 324.4 GAAP Gross Profit Margin 46.9% 48.8% 47.3% 45.7% 47.2 % Adjustments: Amortization, stock - based compensation & other 0.1 0.1 0.1 (0.2) 0.1 Legal and acquisition - related — — — 0.6 0.6 Cost optimization plan 0.2 0.2 0.1 0.7 1.1 Non - GAAP Gross Profit $ 78.1 $ 86.4 $ 78.0 $ 83.6 $ 326.2 Non - GAAP Gross Profit Margin 47.1% 48.9% 47.4% 46.3% 47.4% * Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

Non - GAAP Reconciliation - Operating Expense 25 Full Year 2018 Non - GAAP Operating Expenses 2018 Quarter Ended Year Ended (in millions) March 31 June 30 September 30 December 31 December 31 GAAP R&D Expenses $ 25.9 $ 22.7 $ 23.2 $ 23.5 $ 95.3 GAAP SG&A Expenses 69.5 71.2 65.6 66.1 272.3 GAAP Operating Expenses 95.3 93.9 88.8 89.6 367.6 Adjustments to R&D Expenses: Cost optimization plan 1 — 0.2 0.3 — 0.5 Non - GAAP R&D Expenses 25.9 22.5 22.8 23.5 94.8 Adjustments to SG&A Expenses: Amortization, stock - based compensation & other 15.1 14.3 15.1 14.1 58.6 Legal and acquisition - related 0.4 (0.4) (0.7) (1.0) (1.7) Cost optimization plan 0.4 0.7 0.4 0.8 2.4 Total Adjustments to SG&A Expenses 15.9 14.6 14.8 13.9 59.2 Non - GAAP SG&A Expenses 53.6 56.6 50.8 52.2 213.1 Non - GAAP Operating Expenses $ 79.4 $ 79.1 $ 73.7 $ 75.7 $ 307.9 1 For the quarter ended March 31, 2018, the adjustment included approximately $32 thousand and therefore rounded down. * Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

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